February 1, 2024
Pioneer Equity Premium Income Fund
Supplement to the Prospectus dated March 1, 2023
Effective February 1, 2024, the following replaces the corresponding information under the heading below.
Dividends and capital gains
The fund declares dividends daily. The daily dividends consist of substantially all of the fund’s net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.
The fund generally pays any distribution of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
33634-00-0224
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC